Exhibit 10.1

EXECUTION COPY
AMENDMENT NO. 3
Dated as of February 25, 2015
to
CREDIT AGREEMENT
Dated as of July 27, 2011
THIS AMENDMENT NO. 3 (this “Amendment”) is made as of February 25, 2015 by and among Chico’s FAS, Inc., a Florida corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of July 27, 2011 by and among the Borrower, the Lenders and the Administrative Agent (as amended by Amendment No. 1 thereto, dated as of September 14, 2011, Amendment No. 2 thereto, dated as of July 29, 2014, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Borrower has requested that the requisite Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;
WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.
1.Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:
(a)    The definition of “Aggregate Commitment” appearing in Section 1.01 of the Credit Agreement is amended to restate the last sentence thereof in its entirety as follows:
As of the Amendment No. 3 Effective Date, the Aggregate Commitment is $125,000,000.
(b)    Section 1.01 of the Credit Agreement is amended to add the following definition thereto in the appropriate alphabetical order:
“Amendment No. 3 Effective Date” means February 25, 2015.

(c)    Section 2.17 of the Credit Agreement is further amended to insert the following as a new section (i) thereof:
(i) Certain FATCA Matters. For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment No. 3 Effective Date, the Loan Parties and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement and the Loans as not qualifying as “grandfathered obligations” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
(d)    Section 2.20 of the Credit Agreement is restated in its entirety as follows:
SECTION 2.20. [Intentionally Omitted].
(e)    Section 6.02 of the Credit Agreement is amended to (x) delete the “and” at the end of clause (h) thereof, (y) replace the period at the end of clause (i) thereof with a semicolon and insert “and” thereafter and (z) insert a new clause (j) therein as follows:
(j) Liens on shares of the Borrower’s common capital stock that have been repurchased by the Borrower and held in treasury, to the extent such common capital stock constitutes “margin stock” within the meaning of Regulation U.
(f)    Section 6.03(a) of the Credit Agreement is amended to (x) delete the “and” at the end of clause (vi) thereof, (y) replace the period at the end of clause (vii) thereof with a semicolon and insert “and” thereafter and (z) insert a new clause (viii) therein as follows:
(viii) the Borrower may make sales, transfers or dispositions of shares of the Borrower’s common capital stock that have been repurchased by the Borrower and held in treasury, to the extent such common capital stock constitutes “margin stock” within the meaning of Regulation U.
(g)    Section 6.07 of the Credit Agreement is amended to delete each reference to “2.75 to 1.00” appearing therein and to replace each such reference with “3.00 to 1.00”.
(h)    Section 6.11(a) of the Credit Agreement is amended to delete the reference to “3.25 to 1.00” appearing therein and to replace such reference with “3.50 to 1.00”.
(i)    Schedule 2.01 to the Credit Agreement is restated in its entirety as set forth on Annex A hereto.
2.    Conditions of Effectiveness. The effectiveness of this Amendment is subject to the following conditions precedent:
(a)    The Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, the Required Lenders and each Lender that is increasing its Commitment under the Credit Agreement pursuant to this Amendment (each such Lender, an “Increasing Lender”) and the Administrative Agent and (ii) counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Subsidiary Guarantors.
(b)    The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request.

(c)    The Administrative Agent shall have received, for the account of each Increasing Lender that delivers its executed signature page to this Amendment by no later than the date and time specified by the Administrative Agent, an upfront fee in an amount equal to the amount previously disclosed to the Increasing Lenders.
(d)    The Administrative Agent shall have received payment and/or reimbursement of the Administrative Agent’s and its affiliates’ fees and expenses (including, to the extent invoiced, fees and expenses of counsel for the Administrative Agent) in connection with the Loan Documents.
(e)    The Administrative Agent shall have administered such reallocations of each Lender’s Applicable Percentage of the Revolving Credit Exposure under the Credit Agreement as are necessary in order that the Revolving Credit Exposure with respect to such Lender reflects such Lender’s Applicable Percentage of the Revolving Credit Exposure under the Credit Agreement as amended hereby. The Borrower hereby agrees to compensate each Lender for any and all losses, costs and expenses incurred by such Lender in connection with the sale and assignment of any Eurocurrency Loans and the reallocation described in this clause (f), in each case on the terms and in the manner set forth in Section 2.16 of the Credit Agreement.
3.    Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:
(a)    This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)    As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing, and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect, in all respects).
4.    Reference to and Effect on the Credit Agreement.
(a)    Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
(b)    Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)    Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.
5.    Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
7.    Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

CHICO’S FAS, INC.,
as the Borrower

By /s/ Todd E. Vogensen
Name: Todd E. Vogensen
Title: Sr. Vice President – Chief Financial Officer

Signature Page to Amendment No. 3 to
Credit Agreement dated as of July 27, 2011
Chico’s FAS, Inc.

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Swingline Lender, as the Issuing Bank and as Administrative Agent

By /s/ Antie B. Focke
Name: Antie B. Focke
Title: Vice President

Signature Page to Amendment No. 3 to
Credit Agreement dated as of July 27, 2011
Chico’s FAS, Inc.

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By /s/ Richard Lavina
Name: Richard Lavina
Title: EVP – Managing Director
Florida

Signature Page to Amendment No. 3 to
Credit Agreement dated as of July 27, 2011
Chico’s FAS, Inc.

BANK OF AMERICA, N.A.,
as a Lender

By /s/ Jean N. Bell
Name: Jean N. Bell
Title: Senior Vice President

Signature Page to Amendment No. 3 to
Credit Agreement dated as of July 27, 2011
Chico’s FAS, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By /s/ Kay Reedy
Name: Kay Reedy
Title: Managing Director

Signature Page to Amendment No. 3 to
Credit Agreement dated as of July 27, 2011
Chico’s FAS, Inc.

ANNEX A

SCHEDULE 2.01

COMMITMENTS

LENDER	COMMITMENT

JPMORGAN CHASE BANK, N.A.	$43,333,333.34

BANK OF AMERICA, N.A.	$28,333,333.33

WELLS FARGO BANK, NATIONAL ASSOCIATION	$28,333,333.33

HSBC BANK USA, NATIONAL ASSOCIATION	$25,000,000.00

AGGREGATE COMMITMENT	$125,000,000

EXHIBIT A
Consent and Reaffirmation
Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 3 to the Credit Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Chico’s FAS, Inc., a Florida corporation (the “Borrower”) the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 3 is dated as of February 25, 2015 and is by and among the Borrower, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Subsidiary Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above‑referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated February 25, 2015
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Reaffirmation to be duly executed by their respective authorized officers as of the day and year first above written.

CHICO’S RETAIL SERVICES, INC.	CHICO’S DISTRIBUTION SERVICES, LLC

By /s/ Jennifer L. Adkins	By /s/ Jennifer L. Adkins
Name: Jennifer L. Adkins	Name: Jennifer L. Adkins
Title: Vice President - Treasurer	Title: Vice President - Treasurer

SOMA INTIMATES, LLC	WHITE HOUSE | BLACK MARKET, INC.

By /s/ Jennifer L. Adkins	By /s/ Jennifer L. Adkins
Name: Jennifer L. Adkins	Name: Jennifer L. Adkins
Title: Vice President - Treasurer	Title: Vice President - Treasurer

CHICO’S BRANDS INVESTMENTS, INC.	BOSTON PROPER, INC.

By /s/ Jennifer L. Adkins	By /s/ Jennifer L. Adkins
Name: Jennifer L. Adkins	Name: Jennifer L. Adkins
Title: Vice President - Treasurer	Title: Vice President - Treasurer

Signature Page to Consent and Reaffirmation
to Amendment No. 3 to Credit Agreement dated as of July 27, 2011
Chico’s FAS, Inc.